UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1: Report to Shareholders

Japan Fund	April 30, 2011

The views and opinions in this report were current as of April 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The tragic events of March 11, 2011, and the continuing issues related to the containment of the Fukushima No. 1 nuclear power plant cast a long shadow over our reporting period. I am sure you join me in expressing condolences to those who have lost relatives and friends and support to those whose lives have been and continue to be disrupted. We were fortunate that none of our associates or their families were affected. We were also able to continue to manage your portfolio continuously throughout the period thanks to the dedication of all of our associates in the Tokyo office.

Although in the immediate aftermath stocks fell sharply, they have since recovered, and the concurrent strength of the yen helped insulate returns in U.S. dollar terms. From March 10 through the end of April, the broad Topix Index (First Section) fell 6.40% in U.S. dollar terms, but for the six-month period as a whole the index rose 5.57%. However, the index is still 12% below the peak it reached in February. Your fund recorded a good return over the past six months and outperformed its Topix Index (First Section) benchmark. We continue to believe that a focus on quality, combined with a valuation discipline, is the right strategy for investing in Japan. Despite the considerable reconstruction challenges the country faces, we are finding a reasonable number of high-quality and often world-leading companies that merit consideration in diversified portfolios.

PERFORMANCE COMPARISON

The Japan Fund returned 8.33% over the past six months, outperforming the large-cap indexes and its peer group average. The fund’s focus on growth stocks helped, as these largely outperformed value shares, and the inclusion of mid- and small-capitalization stocks benefited performance as well, as this group outperformed the broad index. The fund also benefited from individual stock selection among mid- and small-caps. We shall maintain a significant allocation to this market segment, as we expect to be able to find further attractive growth opportunities among smaller Japanese companies.

What the Dollar's Decline Means for Investors

The U.S. dollar's sharp decline against other major currencies in recent months has brought renewed attention to a longer-term trend. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies. As shown in the chart, the dollar has declined significantly since 2002, interrupted by a brief rise during the 2008–2009 credit crisis, a period when investors regarded the dollar as a "safe haven" currency.

The Falling Dollar

120
115
110
105
100
95
90
85
80
75
4/01
4/02
4/03
4/04
4/05
4/06
4/07
4/08
4/09
4/10
4/11

Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. March 1973=100. Source: Federal Reserve.

Several factors have driven the decline in the dollar over the past decade. One factor has been the growing importance of other nations in the global economy—in particular, the rapid growth rate of emerging markets—which has increased demand for foreign currencies for trade and investment. Relatively low interest rates in the U.S. have also played a role, as capital has flowed to markets offering higher returns. The U.S. has financed persistent trade deficits by borrowing from foreign lenders, which has led to increased speculation that the U.S. will allow the dollar to weaken further to pay off its debt.

A declining U.S. dollar has generally been good news for U.S. investors in overseas markets, resulting in enhanced returns over much of the 10-year period. For example, the MSCI EAFE Index of developed international markets provided investors with an average annual return of 1.10% over the past 10 years in local currency terms, less than the 2.82% average return of the broad U.S. market as measured by the S&P 500 Index. When converted to dollars, however, the MSCI index returned an average of 5.74% per year over that period thanks to considerable appreciation in many global currencies.

Continued declines in the dollar are by no means guaranteed, however, and investors in international markets must take note that negative effects can occur when the dollar rises. For example, in the one-year period ended March 31, 2009, the MSCI EAFE Index plunged 36.50%, but U.S. investors in the same markets suffered an even steeper 46.20% loss due to a temporary resurgence in the dollar.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making investment decisions. Indeed, a declining dollar does not necessarily favor the profitability of non-U.S. firms versus their U.S. counterparts. The opposite may be the case as U.S. firms can benefit because a declining dollar makes goods produced in the U.S. more competitive in overseas markets and imports to the U.S. more expensive. In addition, U.S. firms may see higher profits as they repatriate revenue earned overseas.

MARKET ENVIRONMENT

Economy
The “3/11 effect”—resulting from the earthquake and tsunami, radiation leaks, parts shortages, electricity cuts, conservation, as well as a collective mood of “jishiku” (self-restraint)—has produced dramatic declines in a wide variety of economic statistics. March industrial production fell a record 15.3%, auto production tumbled by 54.0%, household spending declined by 8.5%, and housing starts were off 2.4%. As a result, the government recently estimated that gross domestic product declined at an annual rate of 3.7% in the first quarter—a more dramatic slowdown than most had anticipated. April data have continued to be very weak, with auto registrations for the first three weeks down 60% and exports off sharply in early April. While these data no doubt represent the low point in the recovery, the issue now is the speed at which normal supply chain activity can be restored in the key auto and electronics industries. The current expectation is by October, although it is encouraging that Toyota Motor has been indicating that it might be a month or two earlier. Having injected significant amounts of liquidity into the banking system in March, the Bank of Japan is now gradually reducing its stimulus and is very vocal about not wishing to monetize (inflate away) any bonds issued to finance the reconstruction. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

An additional concern is the prospect for electricity shortages over the hot summer months. The government has requested Chubu Electric Power to suspend operations at its Hamaoka nuclear plant until it can improve its defenses against a tsunami of a similar size to that which engulfed Fukushima No. 1. More generally, the government has suspended its long-range plan to use nuclear sources for at least half of Japan’s energy needs. Fortunately, there have been no rolling power blackouts since late March, and the expected shortfall to peak summer demand has diminished due to the bringing online of a variety of nonnuclear capacity. The Keidanren business lobby has scaled back its request for cuts in corporate usage over the summer months to 15%. With renewable energy sources unlikely to make up the shortfall, Japan has an opportunity to take a global lead in energy conservation and efficiency.

Politics
The ruling Democratic Party of Japan (DPJ) continues to struggle to find a singular voice and has not proved up to the challenges of crisis management. In the local elections held in April, DPJ-backed candidates won in only four of 10 major city mayoral elections. The leading opposition party, the Liberal Democratic Party (LDP), won in three major cities and took two prefectural governorships from the DPJ. As an indication of general discontent with the political system, 63% of newly elected mayors had no major party backing. In addition, the Genzei Nippon (Tax Reduction Japan) party, led by Nagoya Mayor Kawamura, failed to get its candidates elected (including one in a Nagoya special election for the central government), thus breaking its unbeaten record and possibly ending the party’s hopes of taking its Tea Party-style message to the national stage.

Political gridlock may eventually hamper reconstruction efforts. The first supplementary budget to fund the reconstruction of the Tohoku area passed without any opposition and can be met from reserve accounts. A second supplementary budget will likely require tax increases and new bond issuance. Both measures will be much more contentious and could therefore be delayed until autumn. While the LDP continues to push for a general election, with no one party commanding more than 30% in polling results, the outcome is far from clear. At this point, it seems unlikely that March 11 will produce the cathartic change that the Japanese body politic needs.

Equity Markets
In dollar terms, Japanese equities lagged most developed markets over the period and year-to-date due the combined impact of a stronger currency and the recent tragic events. The better-performing industries have been those that are direct beneficiaries of reconstruction (construction, glass, metal products) and those that sell mainly overseas and have not experienced supply chain issues (machinery, energy). Laggard industries, other than utilities, have been airlines, shipping, railways, brokers, and steel.

The tragedy struck close to the fiscal year-end in Japan and, therefore, had little impact on full-year results for most companies. Two-thirds of larger companies that have reported to date beat their own earnings guidance, and more than half beat consensus estimates. However, for the current fiscal year ending March 2012, one-third of companies declined to offer the customary guidance. For those that did, 75% have guided for below-consensus operating profits. This suggests the net effect of 3/11 will be a “lost year” in the recovery from the global financial crisis of 2008. Earnings are not likely to attain new peak levels until fiscal 2014.

PORTFOLIO REVIEW AND STRATEGY

Our strategy centers on investing in high-quality companies with capable managements and strong long-term growth potential. During the period, we maintained our thematic investment approach and made sure that the portfolio remained broadly diversified across industries. We are seeking companies with superior cash flow while exercising caution where we see actual or potential debt accumulation. Assuming financing is even available for cash-strapped firms, it often can come at the price of extensive dilution for existing shareholders. This has led us to underweight the most cash- and capital-constrained sectors and, fortunately, to avoid utilities entirely.

At the same time, we have tempered our shift toward industries and companies that will benefit from a weaker yen and overseas demand, as these are the firms currently most affected by parts shortages. Of these, we have a significant overweight only in wholesale trading, remaining neutral relative to the benchmark in autos and technology. Within domestic sectors, we are overweight retail, telecommunications, and services. Our largest underweights other than utilities are construction—where we believe the post-earthquake reaction has been overdone—machinery, and chemicals.

Our bottom-up stock picking has led us to emphasize the following sectors and industries:

Medical devices and generic drugs. Japan has maintained a globally competitive edge in selected areas of medical device manufacturing. We continue to invest in one of the largest such companies, Terumo, which is expanding its business in Asia. We also own two of Japan’s three listed generic pharmaceutical providers, as well as leading device maker Nihon Kohden and in vitro diagnostics and clinical testing company Miraca Holdings.

Niche consumer stocks. We have added a number of unique companies that give the portfolio exposure to domestic consumer growth opportunities. These include Rinnai, a leading supplier of gas water heaters and kitchen appliances throughout Asia; ABC Mart, a retailer of casual and business footwear; Pola Orbis, Japan’s fourth-largest cosmetics company; and FP Corp, a food tray manufacturer.

Internet. We believe the Internet offers Japanese companies many opportunities for cost savings as penetration of broadband and mobile data services increases. We own Japan’s leading Internet portal, Yahoo! Japan, and Kakaku.com, a price comparison and restaurant review website provider. We have indirect investments in a number of unlisted Chinese Internet properties through our holding in SoftBank.

Industrial electronics. As both developed and emerging countries invest more in public infrastructure—including power plants, rail, and communications networks—Japanese expertise in this area is becoming highly valued. The fund has holdings in Mitsubishi Electric and Hitachi.

Factory automation. As China continues to industrialize, it is drawing on Japanese expertise in production technology. During our reporting period, we increased the portfolio’s potential to benefit from this trend by purchasing OSG, Nabtesco, and Kayaba.

Among the leading contributors to results relative to our benchmarks during the period were Hitachi, Mitsubishi Electric, oil exploration company Inpex, Japan Tobacco, and Toyota Motor. As noted above, not owning Tokyo Electric Power Company and the other utilities was a major factor in our outperformance of the benchmark. Major detractors were property and casualty insurer Tokio Marine, Canon, and air conditioning manufacturer Daikin. Not owning Komatsu, KDDI, and Mitsubishi Heavy Industries detracted.

OUTLOOK

Japan has faced many challenges in recent years but has always been able to rise to the occasion. In this case, the largest natural disaster in the country’s recorded history will require a considerable collective effort, but we expect the Japanese people and economy to beat most expectations. Foreign investors took advantage of a major sell-off in equities in the weeks following March 11 to buy record amounts of Japanese equities. Subsequent performance has been muted, however, as domestic investors have not followed suit. A sustained recovery will require a reversal in the trend of U.S. dollar weakness, which in turn is mostly a factor of relative central bank policy. The currency markets have yet to decide if the yen is a safe-haven currency or has the potential to depreciate. While it may detract from U.S. dollar-based returns, a weaker yen should help Japanese stock prices by offsetting any decline in the global trade cycle toward the end of the year.

Having an appropriate strategy for Japan is an important part of all diversified investment strategies, given the nation’s prominent role in the global economy and markets. In our attempt to serve diversified shareholders, we are focused on the limited number of better-quality Japanese businesses that are capable of generating good and increasing cash flow. This strategy has worked well for us for the last two years and through the dark days of the last two months, and we believe it will continue to do so.

Respectfully submitted,

M. Campbell Gunn
Portfolio manager and chairman of the fund’s Investment Advisory Committee

May 19, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more-diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Topix Index (First Section): Tracks the performance of larger companies on the Tokyo Stock Exchange.

Topix Index (Second Section): Tracks the performance of smaller and newly listed companies on the Tokyo Stock Exchange.

Topix Small Index: Tracks the performance of smaller shares within the First Section of the Topix Index.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/11
Toyota Motor	3.4%
SoftBank	2.6
Nippon Telegraph & Telephone	2.5
Mitsui	2.5
Honda	2.4
Mitsubishi UFJ Financial	2.3
Hitachi	2.2
East Japan Railway	2.1
Tokio Marine	2.1
Japan Tobacco	2.1
Mitsubishi	2.0
Central Japan Railway	1.9
Canon	1.8
Nissan Motor	1.7
Toyota Tsusho	1.6
Jupiter Telecommunications	1.6
Yamada Denki	1.6
Sankyo	1.6
Sumitomo Metal Mining	1.6
Shizuoka Bank	1.5
Mitsubishi Electric	1.5
Murata Manufacturing	1.5
Sumitomo Mitsui Trust	1.5
Kirin	1.4
Inpex	1.4
Total	48.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 4/30/11‡	Year Ended 10/31/10‡	10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡
NET ASSET VALUE						
Beginning of period	$ 7.45	$ 7.00	$ 6.70	$ 11.14	$ 11.16	$ 10.19
Investment activities						
Net investment income	0.03	0.04	0.03	0.06	0.03	0.02
Net realized and unrealized gain (loss)	0.59	0.44	0.35	(4.50)	0.05(1)	0.99
Total from investment activities	0.62	0.48	0.38	(4.44)	0.08	1.01
Distributions						
Net investment income	(0.04)	(0.03)	(0.06)	–	(0.02)	–
Net realized gain	–	–	(0.02)	–	(0.08)	(0.04)
Total distributions	(0.04)	(0.03)	(0.08)	–	(0.10)	(0.04)
NET ASSET VALUE						
End of period	**$ 8.03**	**$ 7.45**	**$ 7.00**	**$ 6.70**	**$ 11.14**	**$ 11.16**

Ratios/Supplemental Data

Total return(2)	**8.33%**	**6.87%**	**5.66%**	**(39.86)%**	**0.73%**	**9.91%**
Ratio of total expenses to average net assets	1.12%(3)	1.13%	1.15%	1.07%	1.02%	1.01%
Ratio of net investment income to average net assets	0.78%(3)	0.56%	0.43%	0.67%	0.24%	0.14%
Portfolio turnover rate	41.2%	62.0%	121.5%	105.3%	110.8%	154.2%
Net assets, end of period (in thousands)	$ 203,656	$ 198,104	$ 204,409	$ 244,367	$ 404,937	$ 573,819

‡ Per share amounts calculated using average shares outstanding method.

(1) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
JAPAN 95.9%		
COMMON STOCKS 95.9%		
Automobiles and Transportation Equipment 8.5%		
Honda	127,000	4,872
Kayaba Industry	126,000	1,051
Nissan Motor	353,900	3,411
Toyota Motor	176,100	7,017
Unipres	45,200	969
Total Automobiles and Transportation Equipment		17,320
Banks 6.5%		
Mitsubishi UFJ Financial	957,700	4,603
Shizuoka Bank	345,000	3,145
Sumitomo Mitsui Financial	81,300	2,515
Sumitomo Mitsui Trust Holdings	873,690	3,004
Total Banks		13,267
Commercial and Wholesale Trade 9.2%		
Daiichikosho	50,300	886
Hitachi High-Technologies	49,200	1,036
ITOCHU	260,100	2,712
Mitsubishi	148,500	4,012
Mitsui	282,900	5,037
Sanrio	33,000	1,099
Toho Holdings	53,200	550
Toyota Tsusho	199,000	3,314
Total Commercial and Wholesale Trade		18,646
Construction and Materials 1.2%		
NHK Spring	159,000	1,513
Nichias	4,000	24
Rinnai	15,200	1,005
Total Construction and Materials		2,542

Foods 4.0%		
Fuji Oil	61,200	850
Japan Tobacco	1,073	4,199
Kirin Holdings	209,000	2,932
Megmilk Snow Brand	8,900	139
Total Foods		8,120
IT and Services and Others 10.9%		
Asics	74,000	1,073
Benesse Holdings	40,500	1,690
Jupiter Telecommunications	2,977	3,203
Kakaku.com	196	1,127
Miraca Holdings	26,500	1,008
Nippon Telegraph & Telephone	111,400	5,165
NTT DoCoMo	1,047	1,949
Softbank	125,600	5,297
Yahoo! Japan	4,897	1,797
Total IT and Services and Others		22,309
Machinery 6.8%		
Daikin Industries	81,400	2,595
Disco	16,100	1,104
Japan Steel Works	185,000	1,503
Nabtesco	51,400	1,302
OSG	75,700	1,017
Sankyo-Gunma	61,500	3,195
Sumitomo Heavy Industries	199,000	1,313
Universal Entertainment (2)	51,200	1,909
Total Machinery		13,938
Pharmaceutical 2.6%		
Chugai Pharmaceutical	105,100	1,740
Kyowa Hakko Kirin	125,000	1,249
Rohto Pharmaceutical	11,000	112

Santen Pharmaceutical	28,400	1,100
Sawai Pharmaceutical	11,500	1,032
Total Pharmaceutical		5,233
Raw Materials and Chemicals 6.3%		
Daicel Chemical Industries	255,000	1,649
Dr. Ci: Labo	197	834
FP	25,900	1,491
Hitachi Chemical	91,100	1,886
Nihon Parkerizing	88,000	1,231
Nippon Kayaku	119,000	1,153
Nissan Chemical Industries	99,000	1,031
Pola Orbis Holdings	54,500	1,208
Toyo Ink	207,000	1,050
Ube Industries	377,000	1,206
Total Raw Materials and Chemicals		12,739
Real Estate 3.6%		
Aeon Mall	60,600	1,453
Arnest One	76,900	716
Hajime Construction (1)	45,800	1,073
Mitsubishi Estate	102,000	1,785
Mitsui Fudosan	137,000	2,384
Total Real Estate		7,411
Retail Trade 5.6%		
ABC-Mart	28,500	1,068
Aeon	238,700	2,882
FamilyMart	65,600	2,376
McDonald's Holdings (1)	73,300	1,876
Yamada Denki	45,420	3,197
Total Retail Trade		11,399
Steel and Nonferrous Metals 2.8%		
Hitachi Metals	96,000	1,265

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $185,366)	$ 205,503
Receivable for investment securities sold	1,942
Dividends receivable	1,552
Receivable for shares sold	337
Cash	50
Other assets	3,834
Total assets	213,218
Liabilities	
Obligation to return securities lending collateral	3,087
Payable for investment securities purchased	2,216
Payable for shares redeemed	232
Investment management fees payable	127
Due to affiliates	46
Other liabilities	3,854
Total liabilities	9,562
NET ASSETS	$ 203,656
Net Assets Consist of:	
Undistributed net investment income	$ 660
Accumulated undistributed net realized loss	(116,963)
Net unrealized gain	20,143
Paid-in capital applicable to 25,375,712 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	299,816
NET ASSETS	$ 203,656
NET ASSET VALUE PER SHARE	$ 8.03

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Japan Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On April 30, 2011, the value of loaned securities was $2,974,000 and cash collateral investments totaled $3,087,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $82,550,000 and $92,456,000, respectively, for the six months ended April 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2010, the fund had $127,931,000 of unused capital loss carryforwards, which expire: $439,000 in fiscal 2011, $5,489,000 in fiscal 2015, $46,692,000 in fiscal 2016, and $75,311,000 in fiscal 2017.

At April 30, 2011, the cost of investments for federal income tax purposes was $185,366,000. Net unrealized gain aggregated $20,143,000 at period-end, of which $24,413,000 related to appreciated investments and $4,270,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2011, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2011, expenses incurred pursuant to these service agreements were $45,000 for Price Associates; $111,000 for T. Rowe Price Services, Inc.; and $5,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2011, the fund was allocated $24,000 of Spectrum Funds’ expenses, of which $15,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2011, approximately 18% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 599,993 shares of the fund, representing 2% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the investment subadvisory contracts (Subadvisory Contracts) that the Advisor has entered into with T. Rowe Price International Ltd and T. Rowe Price International Ltd—Tokyo Branch (Subadvisors). The Board considered a variety of factors in connection with its review of the Contract and Subadvisory Contracts, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund. The Board noted that a restructuring involving the Advisor and certain of its affiliated investment advisors led to a restatement of the fund’s investment advisory contract and new investment subadvisory contracts, effective at the close of business on December 31, 2010. This restructuring, which resulted in T. Rowe Price Associates, Inc., becoming the fund’s new investment advisor and T. Rowe Price International Ltd and T. Rowe Price International Ltd—Tokyo Branch becoming the fund’s new investment subadvisors, had been determined by the Board at a meeting in October 2010 not to diminish the nature, quality, or level of services provided to the fund or to materially change the manner in which advisory services were to be provided. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisors.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates, including the Subadvisors) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisors may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates (including the Subadvisors) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. Under the Subadvisory Contracts, the Advisor may pay either Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds, but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was at or below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract and Subadvisory Contracts (and the inclusion of an additional breakpoint in the group fee schedule). No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contracts (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 16, 2011